American Century Quantitative Equity Funds
PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND * SMALL CAP QUANTITATIVE FUND

Supplement dated September 20, 2002 * Prospectus dated May 1, 2002
                                      (Investor Class, Advisor Class,
                                       Institutional Class and C Class)

The following information replaces the final sentence of the second paragraph under the caption "How do the funds pursue their investment objectives?" on page
6 of the prospectus:

          The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.

The following information replaces the disclosure under the caption "What are the principal risks of investing in the funds?" on page 7 of the prospectus:

          The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

          At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

          Each fund's performance will be closely tied to the performance of its benchmark. If a fund's benchmark goes down, it is likely the fund's performance will go down.

          Although current income is an objective for Income & Growth, if the stocks that make its benchmark do not have a high dividend yield, then
          Income & Growth's dividend yield will not be high.

          A fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund.
          IPOs may have less impact on a fund's performance as its assets grow.

          Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the funds and/or the stocks contained in the funds' respective benchmarks, the funds' gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

SH-SPL-31461   0209